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                                                                    EXHIBIT 10.4


                      THORNBURG MORTGAGE ASSET CORPORATION

                      AMENDMENT TO 1992 STOCK OPTION PLAN

                               December 18, 1996

The Amended and Restated 1992 Stock Option Plan (the "Plan") of Thornburg Mortgage Asset Corporation, a Maryland corporation (the "Corporation") is amended, effective December 18, 1996, as follows:


1.   Under Section 2. DEFINITIONS, a new section (r)(r) is added, after section
     (r), as follows:

     (rr) "Preferred Stock" shall mean the preferred stock, par value $.01, of the Corporation, of any class and series, as shall be authorized from time to time.

2. A new subparagraph 7 (a)(v) is added after subparagraph 7(a)(iv), as follows:

     (v) Issuance of Preferred Stock As of the pricing date of any firm commitment public offering or direct placement of Preferred Stock, a number of shares of Common Stock equal to the total number of shares of Common Stock into which the Preferred Stock may be converted, exercisable at the price of the Common Stock on the pricing date of the Preferred Stock that is sold under the offering (including shares sold under the underwriter's overallotment) multiplied by .002. Options issued to Class I Participants with respect to Preferred Stock shall not be exercisable until the Preferred Stock with respect to which such Options were issued is converted into Common Stock.

3.   This amendment shall be effective as of December 18, 1996.

     To record the amendment of the Plan in the form set forth above by the Board of Directors effective as of December 18, 1996, the Company has caused this amendment to the Plan to be executed in the name and on behalf of the Company.

                                         THORNBURG MORTGAGE ASSET CORPORATION


                                         By:   /s/ Larry A. Goldstone
                                             ---------------------------------
                                             Larry A. Goldstone, President